BROWN ADVISORY FUNDS

Brown Advisory Small-Cap Fundamental Value Fund
Institutional Shares (BAUUX)
Investor Shares (BIAUX)
Advisor Shares (BAUAX)

Supplement dated May 20, 2020
to the Summary Prospectus and Prospectus dated October 31, 2019

Effective immediately, Institutional Shares, Investor Shares, and Advisor Shares of the Brown Advisory Small-Cap Fundamental Value Fund (the “Fund”) are available for purchase by new investors. Brown Advisory LLC, the Fund’s investment adviser, has discretion to limit the sale of the Fund to new investors in the future. Any reference to the Fund being closed to new investors is hereby deleted from the Prospectuses.

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Please retain this supplement for your reference.